UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 19, 2007


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                   0-26509                      65-0601272
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         MANN STEEL PURCHASE AGREEMENT

         On June 18, 2007, National Coal Corp., a Florida corporation, entered into that certain Purchase Agreement (the "Purchase Agreement") with Mann Steel Products, Inc. ("Mann Steel"), Frank C. Mann, II and William T. Mann (collectively the "Sellers"), pursuant to which we agreed to purchase from the Sellers all of the outstanding equity interests of Mann Steel for a purchase price of $55 million. The Purchase Agreement was described in a Current Report on Form 8-K filed by us on June 22, 2007. Mann Steel mines coal from surface mines on several properties in the State of Alabama.

         We amended the Purchase Agreement on two occasions. The Amendment to the Purchase Agreement dated August 22, 2007 (the "First Amendment"), among other things, postponed (i) until August 27, 2007 the date on which obtaining the approval of our board of directors for the acquisition and completion of our diligence review of Mann Steel would cease to be conditions to our obligations to consummate the transaction, (ii) until September 10, 2007 the date on which completion of our lenders' diligence review would cease to be a condition to our obligations to consummate the transaction, and (iii) until October 15, 2007 the date on which either party could terminate the Purchase Agreement in the event that the closing had not occurred prior to that date.

         We further amended the Purchase Agreement on October 15, 2007. Pursuant to the Assignment and Second Amendment dated October 15, 2007 (the "Assignment and Second Amendment"), we assigned all of our rights and obligations under the Purchase Agreement and all related agreements to NCC Corp., an Alabama corporation and our wholly-owned subsidiary that we formed specifically to acquire Mann Steel. The Assignment and Second Amendment also amended the Purchase Agreement to provide for the deduction from the $55,000,000 purchase price of (i) $1,900,000 to be placed in escrow for payment to certain key employees of Mann Steel and (ii) the total amount on the closing date of Mann Steel's indebtedness to certain parties. In addition, the Assignment and Second Amendment postponed until October 17, 2007 the date on which either party could terminate the Purchase Agreement in the event that the closing had not occurred prior to that date.

         CLOSING OF MANN STEEL ACQUISITION

         On October 19, 2007, NCC Corp. consummated the transactions contemplated under the Purchase Agreement. At the closing NCC Corp. acquired all of the outstanding stock of Mann Steel for an aggregate purchase price of $55,000,000 less (i) $1,900,000 placed in escrow for payment to certain key employees of Mann Steel, and (ii) $7,406,745 for repayment of certain indebtedness of Mann Steel that existed at closing. Mann Steel became a wholly-owned subsidiary of NCC Corp. and changed its name to National Coal of Alabama, Inc.

         The press release announcing the closing of the Mann Steel acquisition is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         EQUITY FINANCING

         On October 19, 2007, we completed approximately $11.6 million in private placements through the issuance of 3,866,968 shares of our common stock at a per share price of $3.00 (the "Equity Financing"). We sold these securities


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to the following investors (the "Investors") pursuant to Subscription Agreements entered into on October 19, 2007: Steelhead Offshore Capital, LP, J-K Navigator Fund, L.P., Jayvee & Co., GF Aurum Offshore Partners LTD, GF Aurum Partners LTD, Geologic Resource Fund LP, Geologic Resource Fund, Ltd., Drawbridge Global Macro Master Fund Ltd., William T. Mann and Frank C. Mann, II. We used the net proceeds received in the Equity Financing to capitalize NCC Corp.

         In connection with the Equity Financing, on October 19, 2007 we also entered into a Registration Rights Agreement dated October 17, 2007 with the Investors and NCC Corp., pursuant to which, among other things, we agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws for the shares or our common stock sold in the Equity Financing and issuable under a warrant to purchase our common stock initially issued to NCC Corp. to capitalize NCC Corp. The Registration Rights Agreement provides that if (i) we do not file a registration statement on or before April 15, 2008, (ii) a registration statement is not declared effective on or prior to July 31, 2008, or (iii) after its effective date sales cannot be made pursuant to the registration statement for any reason other than as excepted in the Registration Rights Agreement, then we must pay to each Investor and NCC Corp. (or any assignee thereof) for each calendar month during which any of the foregoing events continues, an amount in cash as partial liquidated damages equal to $0.03 for each share of common stock held by such Investors or, in the case of NCC Corp., 1% of the product obtained by multiplying (a) the market value of a share of common stock (less the per share exercise price under the warrant) as of the first trading day of each month by (b) the number of shares for which NCC Corp.'s warrant is exercisable, except where the per share exercise price exceeds the market value on the first trading day of each applicable month.

         DEBT FINANCING

         On October 19, 2007, our newly acquired, wholly-owned subsidiary, National Coal of Alabama, Inc. (formerly Mann Steel Products, Inc.) completed $60 million in private placements (the "Debt Financing") through the issuance of Senior Secured Notes (the "Notes") to TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P. and TCW Energy Fund XIV (Cayman), L.P. (collectively the "Holders") pursuant to a Note Purchase Agreement dated October 19, 2007, among National Coal of Alabama, the Holders and TCW Asset Management Company ("TAMCO"). The Notes have a maturity date of October 19, 2012 and accrue interest at the rate of 12% per annum compounded quarterly on each quarterly payment date to the extent not paid. In lieu of paying interest due on the Notes on each quarterly payment date in full in cash, National Coal of Alabama may elect to pay a portion of such interest in cash equal to the amount of interest which would be owing on such quarterly payment date if the interest rate had been 9% per annum, and to borrow the remaining portion from the Holders in the form of additional loans made through the increase of the principal amounts of the Notes.

         On each quarterly payment date from and after March 2008, National Coal of Alabama is required to make a principal payment in respect of the Notes in an aggregate amount equal to the adjusted net cash flow for the applicable quarter (as specified in the Note Purchase Agreement), provided that in no event shall National Coal of Alabama be required to make a payment that results in its having cash and cash equivalents (exclusive of any cash and cash equivalents that have been pledged to secure other obligations permitted under the Note Purchase Agreement or that otherwise constitutes "restricted cash" permitted under the Note Purchase Agreement) of less than $2,000,000. National Coal of Alabama is also required to repay outstanding amounts upon the sale of collateral approved by the Holders of a majority of the aggregate unpaid principal amount under the Notes and upon the receipt of certain casualty insurance proceeds. In addition, National Coal of Alabama will be required to pay a "make-whole" amount or incur a prepayment premium in the event that it prepays the Notes prior to their stated maturity.


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         Pursuant  to the  terms  of the Note  Purchase  Agreement  and  related security and pledge agreements, all dated October 19, 2007, National Coal of Alabama granted the Holders a security interest in all of the company's assets to secure repayment of the obligations arising under the Note Purchase Agreement and related agreements, and established a debt service reserve account equal to six months of interest on the then outstanding aggregate principal amount of the Notes.

         As additional consideration to the Holders, National Coal of Alabama conveyed to the Holders an Overriding Royalty Interest with respect to all coal mined by National Coal of Alabama in the State of Alabama. Pursuant to the Conveyance of Overriding Royalty Interest, dated October 19, 2007, National Coal of Alabama agreed to pay the holders of the interest a royalty on 18.5 million tons of coal mined and sold by National Coal of Alabama, in an amount equal to
(i) $2.00 per ton of coal mined and sold while the obligations remain outstanding under the Note Purchase Agreement, and (ii) an amount equal to 1% of the gross sales price of coal mined and sold after repayment of the obligations under the Note Purchase Agreement.

         National Coal of Alabama used the proceeds from the Debt Financing to make a distribution to NCC Corp., its sole shareholder, to enable NCC Corp. to pay the purchase price to the Sellers of Mann Steel, to repay indebtedness of National Coal of Alabama existing on the closing date of the Debt Financing, to pay closing expenses, costs and fees, to cash collateralize reclamation bonds issued by Indemnity National Insurance Company for the account of National Coal of Alabama, to fund the debt service reserve account and to pay other amounts permitted under the Note Purchase Agreement. National Coal of Alabama also paid to TAMCO a commitment fee of $900,000, which is equal to 1.5% of the aggregate commitments of $60 million under the Note Purchase.

         On October 19, 2007, we capitalized NCC Corp. in part through the issuance of a warrant dated October 19, 2007 to purchase 250,000 shares of our common stock at a per share price of $4.00 and a term expiring on December 31, 2010. NCC Corp. assigned this warrant to National Coal of Alabama, which further assigned the warrant to the Holders on October 19, 2007. The shares issuable upon exercise of this warrant have the registration rights provided for in the Registration Rights Agreement entered into in connection with the Equity Financing.

         AMENDMENT TO TERM LOAN FACILITY

         We are a party to that certain Credit Agreement dated as of October 12, 2006 (as amended) among National Coal Corp., National Coal Corporation (the "Borrower"), Guggenheim Corporate Funding, LLC ("Guggenheim") and the lenders identified therein (the "Credit Agreement").

         On October 19, 2007, the lenders party to the Credit Agreement assigned to Steelhead Offshore Capital, LP, Big Bend 38 Investments L.P., and J-K Navigator Fund, L.P., Borrower's outstanding obligations to repay funds loaned to Borrower pursuant to the Credit Agreement in the aggregate principal amount of $10,000,000 and, to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the lenders against any person arising under or in connection with the Credit Agreement. Guggenheim remains as Administrative Agent under the Credit Agreement.

         On October 19, 2007, the parties to the Credit Agreement entered into a Waiver and Amendment No. 3 (the "Waiver and Amendment") to the Credit Agreement, pursuant to which the parties agreed to waive and amend certain provisions of the Credit Agreement. Pursuant to the Waiver and Amendment, Guggenheim and each lender waived certain fees related to amounts outstanding under the term loan facility as of December 31, 2007, our compliance with certain minimum consolidated EBITDA requirements for the fiscal quarters ending September 30, 2007 and December 31, 2007, and the registration and processing fee due to Guggenheim solely with respect to the assignment and acceptance of Borrower's


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outstanding   obligations  to  Steelhead  Offshore  Capital,  LP,  Big  Bend  38
Investments L.P., and J-K Navigator Fund, L.P. The Waiver and Amendment also amended various restrictive covenants in the Credit Agreement, including covenants to permit us to consummate the acquisition of Mann Steel and incur the Debt Financing.

         On October 19, 2007, the parties to the Credit Agreement also entered into a letter agreement (the "Lender Fee Letter") pursuant to which we agreed, on behalf of ourselves and Borrower, at our election and as compensation for the Waiver and Amendment and assignment agreements, (i) to issue warrants on or before June 30, 2008 to purchase up to 750,000 shares of our common stock at an exercise price of $3.00 per share with a term through December 31, 2011 or (ii) make a cash payment on or before October 17, 2008 in an amount equal to the Black-Scholes value of a warrant, exercisable on or before December 31, 2011, for up to 750,000 shares of our common stock at an exercise price of $3.00 per share, obtained using the "OV" function on Bloomberg Financial Markets and reflecting the calculation assumptions set forth in the Lender Fee Letter, to Steelhead Offshore Capital, LP, Big Bend 38 Investments L.P., and J-K Navigator Fund, L.P. In the event that we issue these warrants, the shares issuable upon exercise of these warrants shall have registration rights similar to those provided in the Registration Rights Agreement entered into in connection with the Equity Financing.

         SECURITIES LAW EXEMPTION

         Each of the investors in the Equity Financing and Debt Financing, each of the Sellers in the Mann Steel acquisition, and each of the assignees in the amendment to the term loan facility represented to us that such investor was an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that such investor was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------

      2.1 Purchase Agreement, dated June 18, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

      2.2 Amendment to Purchase Agreement, dated August 22, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann.

      2.3 Assignment and Second Amendment, dated October 15, 2007, by and among National Coal Corp., NCC Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann.

      4.1 Registration Rights Agreement, dated October 19, 2007, between National Coal Corp. and the Holders named therein.


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      4.2         Warrant  Agreement,  dated as of  October  19,  2007,  between
                  National Coal Corp. and the Holders.

      10.1 Form of Subscription Agreement between National Coal Corp. and the Investors to be named therein.

      10.2 Note Purchase Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., TCW Energy Fund XIV (Cayman), L.P., and TCW Asset Management Company as Administrative Agent.

      10.3 Security Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., the Grantors named therein and TCW Asset Management Company as Administrative Agent.

      10.4 Waiver and Amendment No. 3, dated as of October 19, 2007 to the Credit Agreement, dated as of October 12, 2006 (as previously amended), among National Coal Corp., National Coal Corporation, the Lenders party thereto, and Guggenheim Corporate Funding, LLC, as administrative agent.

      99.1        Press Release  dated  October 19, 2007,  published by National
                  Coal Corp.



--------------------------------------------------------------------------------

(1) Incorporated by reference to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NATIONAL COAL CORP.



Date:    October 25, 2007                   By:  /S/ T. MICHAEL LOVE
                                                 -------------------------------
                                                     T. Michael Love
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------

      2.1 Purchase Agreement, dated June 18, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann. (1)

      2.2 Amendment to Purchase Agreement, dated August 22, 2007, by and among National Coal Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann.

      2.3 Assignment and Second Amendment, dated October 15, 2007, by and among National Coal Corp., NCC Corp., Mann Steel Products, Inc., Frank C. Mann, II and William T. Mann.

      4.1 Registration Rights Agreement, dated October 19, 2007, between National Coal Corp. and the Holders named therein.

      4.2 Warrant Agreement, dated as of October 19, 2007, between National Coal Corp. and the Holders.

      10.1 Form of Subscription Agreement between National Coal Corp. and the Investors to be named therein.

      10.2 Note Purchase Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., TCW Energy Fund XIV (Cayman), L.P., and TCW Asset Management Company as Administrative Agent.

      10.3 Security Agreement, dated October 19, 2007, by and among National Coal of Alabama, Inc., the Grantors named therein and TCW Asset Management Company as Administrative Agent.

      10.4 Waiver and Amendment No. 3, dated as of October 19, 2007 to the Credit Agreement, dated as of October 12, 2006 (as previously amended), among National Coal Corp., National Coal Corporation, the Lenders party thereto, and Guggenheim Corporate Funding, LLC, as administrative agent.

      99.1        Press Release  dated  October 19, 2007,  published by National
                  Coal Corp.



--------------------------------------------------------------------------------

(1) Incorporated by reference to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.


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